Exhibit 99.2

Premier, Inc. Completes Strategic Review Process

•	Board Authorizes $1.0 Billion Share Repurchase Authorization, Including $400 Million Accelerated Share Repurchase (ASR) Transaction

•	Company Will Seek Partners to Take Ownership of Some or All of Premier’s Holdings in Contigo Health and S2S Global

CHARLOTTE, N.C. – February 5, 2024 – Premier, Inc. (NASDAQ: PINC) (“Premier” or the “Company”), a leading technology-driven healthcare improvement company, today announced that the Company’s Board of Directors has concluded its exploration of strategic alternatives.

As previously announced in May 2023, the Board established an Independent Special Committee (the “Special Committee”) to identify, review and explore strategic alternatives to enhance value for stockholders. In consultation with its financial and legal advisors, the Special Committee conducted a comprehensive review of a broad range of potential options, providing its recommendations to the full Board for approval.

In July 2023, the Board approved Premier’s divestiture of its non-healthcare group purchasing organization (GPO) operations to unlock substantial value for Premier’s stockholders and enhance the Company’s focus on its healthcare businesses.

Share Repurchase Authorization and ASR Transaction

The Board and management team considered opportunities for deploying the Company’s capital resources, including accelerating returns to stockholders. Based on this review, the Board has approved a new $1.0 billion share repurchase authorization.

Repurchases of Premier’s Class A common stock (“common stock”) under the share repurchase authorization may occur from time to time through June 30, 2025, in open market purchases, privately negotiated transactions, accelerated or other structured repurchase programs or other means, subject to compliance with applicable securities laws and other legal requirements.

Under the share repurchase authorization, the Company has entered into an accelerated share repurchase agreement with Bank of America to repurchase an aggregate of $400 million of common stock (the “ASR transaction”). Under the terms of the ASR transaction, the Company will make a payment totaling $400 million to Bank of America, and by February 9, 2024, will receive from Bank of America initial deliveries of approximately $320 million in common stock based on the closing price on February 7, 2024. The final settlement of the ASR transaction is expected to be completed in the first quarter of the Company’s 2025 fiscal year.

The timing, volume and manner of other repurchases, if any, will be determined based on market conditions, the market price of the common stock, applicable legal requirements, potential alternative opportunities for investment of capital and other factors. The authorization as approved by the Board does not require Premier to repurchase any specific number of shares of common stock and may be modified, suspended or discontinued at any time without notice. Premier expects to fund repurchases under the program using cash on hand and available borrowings under the Company’s existing credit facility.

“Premier is a true industry leader, built on a strong core business rooted in supply chain expertise and a world-class, AI-enabled technology platform that provides members with actionable intelligence for continuous improvement in cost, quality and operational efficiencies,” said Richard J. Statuto, Chair of the Board. “We remain confident in our business, operating strategy and the value-creation opportunities ahead. The Board and management team are committed to maintaining a disciplined approach to capital allocation, and Premier’s balance sheet provides ample flexibility to return capital to stockholders while also investing in the Company’s growth. The ASR transaction and ability to pursue additional opportunistic share repurchases demonstrate the Board’s conviction in Premier’s prospects and underscore our commitment to delivering superior returns for stockholders.”

Potential Partners to Take Ownership of Some or All of Premier’s Holdings in Contigo Health and S2S Global

As part of its review process, the Board, in consultation with management, also authorized the Company to seek partners for some or all of Premier’s holdings in Contigo Health, a subsidiary focused on providing comprehensive services that optimize employee health benefits; and S2S Global, a direct sourcing subsidiary.

“After a thorough review of alternatives, we are excited to move forward with a more focused strategy predicated on automating and streamlining all aspects of the supply chain and leveraging our unique data, technologies and AI capabilities to support provider performance improvement and growth in certain adjacent markets,” said Michael J. Alkire, Premier’s President and CEO. “Against the backdrop of shifting industry dynamics – including a growing healthcare labor shortage, aging population and ongoing supply chain challenges – Premier’s solutions are more relevant and in demand than ever before. While we are sharpening our focus on our capabilities to best serve our members and other customers, we intend to find the right partners for our Contigo and S2S businesses to help take them to new heights. We are confident this is the right path forward to drive profitable growth and sustainable value creation for Premier, our stockholders, members and other stakeholders.”

About Premier, Inc.

Premier, Inc. (NASDAQ: PINC) is a leading healthcare improvement company, uniting an alliance of more than 4,350 U.S. hospitals and health systems and approximately 300,000 other providers and organizations to transform healthcare. With integrated data and analytics, collaboratives, supply chain solutions, and consulting and other services, Premier enables better care and outcomes at a lower cost. Premier plays a critical role in the rapidly evolving healthcare industry, collaborating with members to co-develop long-term innovations that reinvent and improve the way care is delivered to patients nationwide. Headquartered in Charlotte, N.C., Premier is passionate about transforming American healthcare. Please visit Premier’s news and investor sites on www.premierinc.com, as well as X, Facebook, LinkedIn, YouTube, Instagram and Premier’s blog for more information about the company.

Cautionary Note Regarding Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this release include, but are not limited to those related to: Premier’s ability to advance its long-term strategies and develop innovations for and transform healthcare; Premier’s ability to identify partners for its S2S Global and Contigo Health businesses, and the potential benefits thereof to Premier, its business, financial condition, or financial results; the potential for share repurchases pursuant to the share repurchase authorization, the ability to fund those share repurchases, and the potential benefits thereof; and the ability to complete the ASR transaction, the number of shares of common stock purchased pursuant to that transaction, the expected completion date, and the potential benefits thereof, all of which could be affected by volatility or disruptions in the capital markets or other factors. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended December 31, 2023, expected to be filed with the SEC shortly after the date of this release, all of which are made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Investor Contact:

Ben Krasinski

Senior Director, Investor Relations

704.816.5644

ben_krasinski@premierinc.com

Media Contact:

Amanda Forster

Vice President, Public Relations

202.879.8004

amanda_forster@premierinc.com